Exhibit 99.1
NEWS RELEASE

December 1, 2025	Contact: Peter D. Thompson, EVP and CFO
FOR IMMEDIATE RELEASE	(301) 429-4638
URBAN ONE, INC. ANNOUNCES EARLY RESULTS OF OFFERS AND CONSENT SOLICITATION

Silver Spring, MD: - Urban One, Inc. (NASDAQ: UONEK and UONE) (the “Company”) today announced the early results of the previously announced offers: (a) to exchange (the “Exchange Offer”) any and all of the Company’s outstanding 7.375% Senior Secured Notes due 2028 (the “Existing Notes”) held by Eligible Holders (as defined below) for newly issued 7.625% Second Lien Senior Secured Notes due 2031 (the “Exchange Notes”), to be issued by the Company, and cash, (b) to purchase (the “Tender Offer”) up to $185.0 million in aggregate principal amount of the Existing Notes for up to $111.0 million in cash and (c) the right to subscribe to purchase (the “Subscription Offer” and, together with the Exchange Offer and the Tender Offer, collectively, the “Offers”) up to $60.6 million in aggregate principal amount of newly issued 10.500% First Lien Senior Secured Notes due 2030 (the “New First Lien Notes” and, together with the Exchange Notes, the “New Notes”).
As of 5:00 P.M., New York City time, on December 1, 2025 (the “Early Tender Date”), the Company received from Eligible Holders valid and unwithdrawn tenders and related Consents (as defined below), as reported by D.F. King & Co., Inc. (the “Exchange Agent”), representing approximately $450.0 million in aggregate principal amount of Existing Notes, or approximately 92.2% of the aggregate principal amount of Existing Notes outstanding.
Eligible Holders electing to participate in: (a) only the Exchange Offer are referred to herein as “Exchange Offer Only Participants,” (b) the Exchange Offer and the Tender Offer are referred to herein as “Exchange Offer and Tender Offer Participants,” (c) the Exchange Offer, the Tender Offer and the Subscription Offer are referred to herein as “Exchange Offer, Tender Offer and Subscription Offer Participants,” and (d) the Exchange Offer and the Subscription Offer are referred to herein as “Exchange Offer and Subscription Offer Participants.” The Exchange Offer and Tender Offer Participants and the Exchange Offer, Tender Offer and Subscription Offer Participants are collectively referred to herein as the “Tender Offer Participants.”
As of the Early Tender Date, $480,000 in aggregate principal amount of Existing Notes were tendered by Exchange Offer Only Participants and Exchange Offer and Subscription Offer Participants to receive the Exchange Consideration and approximately $449.5 million in aggregate principal amount of Existing Notes were tendered by Exchange Offer and Tender Offer Participants and Exchange Offer, Tender Offer and Subscription Offer Participants to receive the Tender Consideration. Because Existing Notes in a principal amount greater than $185.0 million were tendered into the Tender Offer, the Tender Offer is oversubscribed, and Existing Notes accepted in the Tender Offer will be subject to proration, as described below.
Prior to the Early Tender Date, Eligible Holders (other than the Supporting Noteholders (as defined below)) subscribed to purchase approximately $4.7 million in aggregate principal amount of New First Lien Notes. Following the Early Tender Date, Eligible Holders may no longer elect to participate in the Subscription Offer. To be eligible to participate in the Subscription Offer, Eligible Holders were required to tender all of their Existing Notes in the Exchange Offer only or in the Exchange Offer and Tender Offer at or prior to the Early Tender Date and must deliver in cash an amount equal to the purchase price therefor by 11:59 P.M, New York City time, on December 3, 2025. As previously announced, pursuant to a Transaction Support Agreement, dated as of November 14, 2025, by and among the Company and certain holders (the “Supporting Noteholders”) of Existing Notes, the Supporting Noteholders have agreed to backstop the full Subscription Offer and are expected to purchase the remaining approximately $55.9 million in aggregate principal amount of New First Lien Notes.

In addition, as of the Early Tender Date, the Company received the requisite number of consents (the “Consents”) in the concurrent consent solicitation (the “Consents” and such solicitation, the “Consent Solicitation”) from Eligible Holders of the Existing Notes to adopt certain proposed amendments to the indenture governing the Existing Notes (the “Existing Notes Indenture”) to eliminate substantially all of the restrictive covenants and certain of the default provisions, modify covenants regarding mergers and consolidations and modify or eliminate certain other provisions, including removing the requirement that the Company make an offer to repurchase the Existing Notes if the Company experiences certain change of control transactions, releasing the guarantees provided by the guarantors of the Existing Notes, and eliminating any requirement to provide guarantees in the future with respect to the Existing Notes, releasing the liens on all of the collateral securing the Existing Notes and eliminating any requirement to provide collateral in the future with respect to the Existing Notes (collectively, the “Proposed Amendments”). Promptly after the Early Tender Date, the Company intends to enter into a supplemental indenture with the trustee for the Existing Notes and the guarantors party thereto to reflect the Proposed Amendments, but the Proposed Amendments will become operative only upon, and subject to, the consummation of the Exchange Offer and Tender Offer.
As of 5:00 P.M., New York City time, on December 1, 2025, the right to withdraw tenders of Existing Notes and related Consents expired. Accordingly, Existing Notes tendered for exchange at or before such time may not be validly withdrawn and Consents may no longer be revoked, unless required by applicable law, or the Company determines in the future in its sole discretion to permit withdrawal and revocation rights.
The Offers and the Consent Solicitation will expire at 5:00 P.M., New York City time, on December 15, 2025, unless extended (such time and date as it may be extended, the “Expiration Date”) or earlier terminated. Each participating Eligible Holder must tender all of the Existing Notes it holds for purchase in the Tender Offer and/or exchange in the Exchange Offer through The Depository Trust Company’s Automated Tender Offer Program (“ATOP”). Partial tenders of Existing Notes will not be accepted. Following the Early Tender Date, within ATOP, each participating Eligible Holder must tender all of the Existing Notes it holds into the appropriate contra-CUSIP corresponding with its decision to participate as (1) an Exchange Offer Only Participant or (2) an Exchange Offer and Tender Offer Participant. Eligible Holders will only be entitled to participate in the Tender Offer if they elect to exchange all of their Existing Notes in the Exchange Offer other than those Existing Notes, if any, accepted for purchase in the Tender Offer.

Treatment per $1,000 Principal Amount of Existing Notes Validly Tendered and Not Validly Withdrawn(3)
Aggregate Principal Amount Outstanding(1)	Title of Series of Existing Notes	CUSIP No. / ISIN(2)	Participant Type	Tender Consideration(4)	Exchange Consideration(5)
$487,836,000	7.375% Senior Secured Notes due 2028	144A: 91705J AC9 / US91705JAC99 Reg S: U9155T AB3 / USU9155TAB36
			Exchange Offer Only Participant	—	$1,000 principal amount of Exchange Notes and $3.75 in cash
			Exchange Offer and Tender Offer Participant	$600 in cash (for Existing Notes accepted up to the Tender Cap)	$1,000 principal amount of Exchange Notes and $3.75 in cash

(1)    The outstanding principal amount reflects the aggregate principal amount outstanding as of December 1, 2025, but does not include accrued and unpaid interest.
(2)    No representation is made as to the correctness or accuracy of the CUSIP numbers or ISINs listed in this press release or in the Offering Memorandum or printed on the Existing Notes. Such CUSIP numbers and ISINs are provided solely for the convenience of the holders of the Existing Notes.
(3)    Any accrued and unpaid interest on the Existing Notes accepted for exchange or purchase, as applicable, in the Exchange Offer and/or Tender Offer to, but not including, the settlement date for the Offers will be paid in cash at settlement.
(4)    The maximum principal amount of Existing Notes that will be accepted for purchase in the Tender Offer is $185.0 million, and the maximum amount of cash consideration that will be paid for Existing Notes validly tendered (and not validly withdrawn) in the Tender Offer is $111.0 million. If $185.0 million or less in aggregate principal amount of Existing Notes is validly tendered (and not validly withdrawn) by all Subscription Offer Participants together, all such participants will receive $600 per $1,000 principal amount of Existing Notes tendered (the “Tender Consideration”) in respect of all of their tendered Existing Notes. To the extent Existing

Notes in a principal amount greater than $185.0 million are tendered into the Tender Offer, the Tender Offer will be oversubscribed, and Existing Notes accepted in the Tender Offer will be subject to proration. In such case, the amount of Existing Notes that will be accepted in the Tender Offer for each Tender Offer Participant will be equal to the product of (a) the aggregate principal amount of Existing Notes tendered by such Tender Offer Participant and (b) the quotient of $185.0 million (the “Tender Cap”) divided by the total principal amount of Existing Notes validly tendered (and not validly withdrawn) in the Tender Offer. Eligible Holders who elect to participate in the Tender Offer will receive the Tender Consideration for its Existing Notes tendered up to the Tender Cap, with the remainder of their Existing Notes being exchanged for the Exchange Consideration in the Exchange Offer. The Tender Consideration depicted in the table above is for illustrative purposes only. The Tender Consideration will be impacted by participation levels in the Tender Offer and will be determined following the Expiration Date in the manner described in the Offering Memorandum.
(5)    The Existing Notes will only be accepted for exchange or purchase by the Company in minimum principal amounts of $2,000 and integral multiples of $1,000 thereafter. No alternative, conditional or contingent tenders will be accepted.
The consummation of the Offers and the Consent Solicitation is subject to, and conditioned upon, the satisfaction or, if permitted, waiver by the Company of certain conditions, including the Supporting Noteholders’ performance of their obligations under the Transaction Support Agreement, the Company’s substantially concurrent refinancing of its existing asset-based lending facility (or, in lieu thereof, the receipt of consent from the required lenders thereunder to the consummation of the Offers) and the General Conditions (as defined in the Offering Memorandum). Subject to applicable law, the Company may amend, extend, terminate or withdraw any of the Offers and/or Consent Solicitation without amending, extending, terminating or withdrawing any of the others, at any time and for any reason, including if any of the conditions set forth under “Conditions to the Offers and Consent Solicitation” in the Offering Memorandum with respect to the Offers are not satisfied as determined by the Company in its sole discretion.
The New Notes and the offering thereof have not been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. The Offers and Consent Solicitation will only be made, and the New Notes are only being offered and issued, to holders of Existing Notes that are (a) reasonably believed to be qualified institutional buyers in reliance on Rule 144A promulgated under the Securities Act or (b) non-U.S. persons, in transactions outside the United States, in reliance on Regulation S under the Securities Act (such holders, the “Eligible Holders”). Only Eligible Holders are authorized to receive or review the Offering Memorandum or to participate in the Offers. Copies of all the documents relating to the Offers and Consent Solicitation may be obtained from the Exchange and Information Agent (as defined below), subject to confirmation of eligibility through online procedures established by the Exchange and Information Agent, available at: www.dfking.com/UONE. There will be no letter of transmittal for the Offers.
Eligible Holders of the Existing Notes are urged to carefully read all of the information in, or incorporated by reference into the Offering Memorandum, including the information presented under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” before making any decision with respect to the Offers or the Consent Solicitation. None of the Company, its subsidiaries, the Exchange and Information Agent, the Dealer Manager (as defined in the Offering Memorandum), the applicable trustees under the indentures governing the Existing Notes and the New Notes, the applicable collateral agents under the indentures governing the Existing Notes and the New Notes or any of their respective affiliates, makes any recommendation as to whether holders of Existing Notes should participate in the Offers or Consent Solicitation. Each Eligible Holder must make its own decision as to whether to participate in the Offers and whether to tender its Existing Notes and to deliver Consents.
Moelis & Company LLC has been appointed as the dealer manager and solicitation agent (the “Dealer Manager and Solicitation Agent”) and D.F. King & Co., Inc. has been appointed as the exchange and information agent, respectively, for the Offers and Consent Solicitation. Questions concerning the Offers and the Consent Solicitation may be directed to the Dealer Manager and Solicitation Agent, in accordance with the contact details shown on the back cover of the Offering Memorandum.

No Offer or Solicitation
This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Offers and Consent Solicitation, or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this press release is not an offer of securities for sale into the United States. The New Notes to be offered in the Offers have not been registered under the Securities Act or any state securities laws, and unless so registered, New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
About Urban One
Urban One Inc. (urban1.com), together with its subsidiaries, is the largest diversified media company that primarily targets Black Americans and urban consumers in the United States. The Company owns TV One, LLC (tvone.tv), a television network serving more than 35 million households, offering a broad range of original programming, classic series and movies designed to entertain, inform, and inspire a diverse audience of adult Black viewers. As of September 30, 2025, the Company owned and/or operated 74 independently formatted, revenue producing broadcast stations (including 57 FM or AM stations, 15 HD stations, and the 2 low power television stations the Company operates), located in 13 of the most populous African-American markets in the United States. Through its controlling interest in Reach Media, Inc. (blackamericaweb.com), the Company also operates syndicated programming including the Rickey Smiley Morning Show, and the DL Hughley Show. In addition to its radio and television broadcast assets, Urban One owns iOne Digital (ionedigital.com), our wholly owned digital platform serving the African American community through social content, news, information, and entertainment websites, including its Cassius, Bossip, HipHopWired and MadameNoire digital platforms and brands. Through our national multi-media operations, we provide advertisers with a unique and powerful delivery mechanism to the African American and urban audiences.
Cautionary Note Regarding Forward-Looking Statements
Certain statements made in this press release may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including any statements regarding the consummation of the Offers and Consent Solicitation. Any statements that are not statements of historical fact should be considered forward-looking statements. In many cases, forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “plan,” “predict,” “expect,” “estimate,” “intend,” “would,” “will,” “could,” “should,” “anticipate,” “believe,” “project” or “continue” or the negative thereof or other similar expressions. The forward-looking statements contained in this press release reflect our views as of the date of this press release and are based on our expectations and beliefs concerning future events, as well as currently available data as of the date of this press release. While we believe there is a reasonable basis for our forward-looking statements, they involve a number of risks, uncertainties, assumptions and changes in circumstances that may cause actual results, performance or achievements to differ significantly from those expressed or implied in any forward-looking statement, including, but not limited to, the adverse impact of failing to consummate the Offers and the Consent Solicitation, the risk that an insufficient number of holders of Existing Notes participate in the Offers and other risk factors described from time to time in the Company’s filings with the SEC. Therefore, these statements are not guarantees of future events, results, performance or achievements, and you should not rely on them. All forward-looking statements included in this press release are based on information available to the Company as of the date on which such statements were made, and the Company assumes no obligation to update or revise any forward-looking statements to reflect events or circumstances that occur after such statements are made, except as required by law.